UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 30, 2026

AlTi Global, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40103	92-1552220
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
22 Vanderbilt Ave, 27th Floor New York, New York	10017
(Address of principal executive offices)	(Zip Code)
(212) 396-5900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ALTI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Chief Executive Officer

On March 30, 2026, AlTi Global, Inc. (the “Company”) announced that the Board of Directors of the Company (the “Board”) and Michael Tiedemann, Chief Executive Officer of the Company, agreed that Mr. Tiedemann will step down as the Company’s Chief Executive Officer, effective March 30, 2026.  Mr. Tiedemann’s departure is the result of a termination without “Cause” (as defined in that certain Amended and Restated Executive Employment and Restrictive Covenant Agreement, dated as of January 3, 2023, by and between the Company, Alvarium Tiedemann Holdings, Inc. and Mr. Tiedemann (the “Tiedemann Employment Agreement”)) and is not due to any disagreement with the Company.  Mr. Tiedemann will be entitled to receive the severance payments and benefits, including certain equity award acceleration and vesting, set forth in the previously disclosed Tiedemann Employment Agreement, subject to the terms and conditions set forth therein.

In connection with his departure, effective March 30, 2026, Mr. Tiedemann resigned from the Board and from all officer, director and similar capacities with the Company and its subsidiaries.

Appointment of Interim Chief Executive Officer

On March 30, 2026, the Board appointed Nancy Curtin as the Company’s Interim Chief Executive Officer, effective March 30, 2026. Ms. Curtin currently serves, and will continue to serve, as the Global Chief Investment Officer of the Company.

Additionally, the Board appointed Ms. Curtin to serve as a director to fill the vacancy created by Mr. Tiedemann’s departure.

Ms. Curtin, age 68, has served as the Company’s Global Chief Investment Officer since 2023. Prior to this role, Ms. Curtin served as the Chief Investment Officer and Head of Investments at Alvarium Investments from 2020 until it merged with the Company.

Ms. Curtin’s qualifications to serve on the Board include her extensive experience in investment management and her service as a director and chairperson of a U.S.-listed public company. Her role as our Interim Chief Executive Officer and prior service on our Board provide valuable familiarity with our business and strategy.

Additional information about Ms. Curtin’s experience and service on other boards of directors is incorporated herein by reference to the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 10, 2024.

No family relationship exists between Ms. Curtin and any of the Company’s directors, executive officers or persons nominated or chosen to become a director or executive officer. There are no arrangements or understandings between Ms. Curtin and any other person pursuant to which Ms. Curtin was selected as an officer of the Company, nor are there any transactions to which the Company is or was a participant and in which Ms. Curtin had or will have a direct or indirect material interest subject to disclosure under Item 404(a) of Regulation S-K.

In connection with Ms. Curtin’s appointment as the Company’s Interim Chief Executive Officer, the Board approved certain compensation terms to be reflected in a new employment agreement by and between the Company and Ms. Curtin expected to have a term of one year (the “Curtin Employment Agreement”), including the following:

•	an increase in annual base salary to $600,000, effective immediately;
•	a guaranteed cash bonus for fiscal year 2026 equal to $740,000;
•
incremental cash compensation of up to $1,300,000, payable as follows: (a) $700,000 payable immediately upon assuming the role of Interim Chief Executive Officer, as compensation for the first six months of service as the Company’s Interim Chief Executive Officer; and (b) $100,000 payable for each monthly period after the first six months of service as the Company’s Interim Chief Executive Officer, until the one-year anniversary of Ms. Curtin’s appointment as Interim Chief Executive Officer, for a total of $600,000 (the “Delayed Monthly Payments”);

•
severance amounts as follows: (a) in the event the Company appoints a successor Chief Executive Officer on or before the six-month anniversary of Ms. Curtin’s appointment as Interim Chief Executive Officer, to the extent Ms. Curtin continues to provide transitional services in addition to her role as Global Chief Investment Officer of the Company, Ms. Curtin shall be entitled to receive all Delayed Monthly Payments; and (b) in the event Ms. Curtin is terminated without cause or resigns for good reason as a result of a diminution of responsibilities related to her role as Global Chief Investment Officer of the Company, Ms. Curtin shall be entitled to receive severance payments equal to one year of base salary and cash bonus, in the amounts set forth above. Additionally, if such termination occurs following the six-month anniversary of Ms. Curtin’s appointment as Interim Chief Executive Officer, Ms. Curtin shall also be entitled to receive the Delayed Monthly Payments; and

•	a housing allowance of up to $12,000 per month.

Change in Chief Operating Officer Compensation

In connection with these changes, on March 30, 2026, the Board approved the following compensation terms to be reflected in an Amendment to the Executive Employment and Restrictive Covenant Agreement (the “Amended Moran Employment Agreement”) of Kevin Moran, the Company’s Chief Operating Officer and President:

•	an increase in annual base salary to $600,000, effective immediately; and
•	an increase in target annual bonus to $1,600,000.

No other changes will be made to the terms of Mr. Moran’s previous employment agreement, as described in the Company’s 2025 Proxy Statement.

Item 7.01	Regulation FD Disclosure.

Effective March 31, 2026, Robert Weeber will no longer serve as President, International Wealth Management.

On March 31, 2026, the Company issued a press release announcing the departure of Mr. Tiedemann and the appointment of Ms. Curtin as Interim Chief Executive Officer. A copy of the press release is attached hereto as Exhibit 99.1.

Exhibit 99.1 and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated March 31, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2026	ALTI GLOBAL, INC.
(Registrant)

/s/ Colleen Graham
Name: Colleen Graham
Title: Chief Legal, Compliance & Risk Officer